U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2009
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive	10043
offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders; Item 5.03 Amendments to Articles of Incorporation or Bylaws
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.01: CERTIFICATE OF DESIGNATION (SERIES A1)
EX-3.02: CERTIFICATE OF DESIGNATION (SERIES B1)
EX-3.03: CERTIFICATE OF DESIGNATION (SERIES C1)
EX-3.04: CERTIFICATE OF DESIGNATION (SERIES D1)
EX-3.05: CERTIFICATE OF DESIGNATION (SERIES J1)
EX-3.06: CERTIFICATE OF DESIGNATION (SERIES K1)
EX-3.07: CERTIFICATE OF DESIGNATION (SERIES L2)
EX-3.08: CERTIFICATE OF DESIGNATION (SERIES N1)

CITIGROUP INC.
Current Report on Form 8-K
Item 3.03 Material Modification to Rights of Security Holders; Item 5.03 Amendments to Articles of Incorporation or Bylaws.
     On February 13, 2009, Citigroup Inc. (“Citigroup”) filed eight Certificates of Designation, each establishing the designation, powers, preferences and rights of the shares of a new series of Citigroup non-cumulative convertible preferred stock: Series A1, B1, C1, D1, J1, K1, L2 and N1 (the “New Preferred Stock”). Each Certificate of Designation amended Citigroup’s Restated Certificate of Incorporation and was effective immediately upon filing.
     Under the terms of pre-existing conversion price reset agreements with holders of Citigroup’s non-cumulative convertible preferred stock Series A, B, C, D, J, K, L1 and N issued on January 23, 2008 (the “Old Preferred Stock”), on February 17, 2009, Citigroup exchanged shares of New Preferred Stock for an equal number of shares of Old Preferred Stock. The terms and conditions of the New Preferred Stock are identical in all material respects to the terms and conditions of the Old Preferred Stock, except that the Conversion Price and Conversion Rate of the New Preferred Stock have been reset to $26.3517 and 1,897.4108, respectively. All shares of the Old Preferred Stock were surrendered.
     A copy of each of the eight Certificates of Designation filed on February 13, 2009 are being filed as Exhibits 3.01 — 3.08 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
3.01	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A1.

3.02	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B1.

3.03	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C1.

3.04	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D1.

3.05	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J1.

3.06	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K1.

3.07	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L2.

3.08	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N1.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2009		CITIGROUP INC.
	By:	/s/ MICHAEL J. TARPLEY
		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

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EXHIBIT INDEX

Exhibit Number
3.01	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A1.

3.02	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B1.

3.03	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C1.

3.04	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D1.

3.05	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J1.

3.06	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K1.

3.07	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L2.

3.08	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N1.

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